Facility Closure Costs	12 Months Ended
Dec. 31, 2014
Restructuring And Related Activities [Abstract]
Facility Closure Costs

11. Facility Closure Costs

In 2014, we recognized $0.5 million in expense primarily related to the minimum future lease obligations on a facility in Tennessee, which was closed in 2014, return condition obligations on a previously closed facility in South Carolina, and revised sub-rental income estimates on a previously closed facility in Tennessee. We recognized this expense in facility closure costs and interest expense, net in the accompanying consolidated statement of operations and comprehensive income (loss).

In 2013, we recognized $0.1 million in expense primarily related to revisions of sub-rental income estimates on a previously closed facility in Tennessee and future minimum lease obligations on our vacated facilities, net of estimated sub-rental income. We recognized this expense in facility closure costs and interest expense, net in the accompanying consolidated statement of operations and comprehensive income (loss). There were no new facility closures in 2013.

In 2012 we recognized $1.1 million in expense, which was primarily related to revisions of sub-rental income estimates on two previously closed facilities in South Carolina and Tennessee and future minimum lease obligations on our vacated facilities, net of estimated sub-rental income. Of the $1.1 million expense we recognized during 2012, $1.0 million was included in facility closure costs and $0.1 million was included in interest expense, net in the accompanying consolidated statement of operations and comprehensive income (loss). There were no new facility closures in 2012.

An analysis of our facility closure reserves for the periods reflected is as follows:

	2012	Additions	Payments	2013	Additions	Payments	2014
	(In thousands)
Facility and other exit costs, net of estimated sub-lease rental income	$2,834	$82	$(1,216)	$1,700	$515	$(1,068)	$1,147

The facility and other exit cost reserves of $1.1 million at December 31, 2014, of which $0.3 million is recorded as other long-term liabilities, are primarily related to future minimum lease payments on vacated facilities.

As plans to close facilities are developed and executed, assets that can be used at other facilities are transferred and assets to be abandoned or sold are written down to their net realizable value, including any long-lived assets. In situations where multiple facilities serve the same market we may temporarily close, or idle, facilities with plans to reopen these facilities once demand returns to the market. At December 31, 2014, we had four idled facilities; two in Florida and two in South Carolina. In these situations, finite lived assets continue to be depreciated and assessed for impairment. Should conditions in our markets worsen, or recovery take significantly longer than forecasted, we may temporarily idle or permanently close additional facilities, at which time we may incur additional facility closure costs or asset impairment charges. Future non-cash impairment charges would have the effect of decreasing our earnings or increasing our losses in such period, but would not impact our current outstanding debt obligations or compliance with covenants contained in the related debt agreements. We continuously monitor economic conditions in all our markets, and while at the present time there are no plans to close or idle additional facilities, changes in market conditions may warrant future closings or idling of facilities.